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                                                                   EXHIBIT 23(C)




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of ArvinMeritor, Inc. on Form S-8 of our reports dated November 7, 2000 appearing in and incorporated by reference in the Annual Report on Form 10-K of ArvinMeritor, Inc. for the year ended September 30, 2000.





DELOITTE & TOUCHE LLP


Detroit, Michigan
January 8, 2001